UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2021

GT Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-08092 (Commission File Number)	94-1620407 (IRS Employer Identification No.)

9350 Wilshire Blvd. Suite 203
Beverly Hills, CA 90212
Phone: (800) 304-9888
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchangeon which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01
Entry into a Material Definitive Agreement

Forbearance Extension Agreements

On January 31, 2021, GT Biopharma, Inc. (the “Company”) entered into a Second Amendment and Extension of Standstill and Forbearance Agreement (collectively, the “Forbearance Extension Agreements”) with the holders of $13.2 million aggregate principal amount of the Company’s outstanding convertible notes and debentures (collectively, the “Default Notes”), which are currently in default. The Forbearance Extension Agreements amend the previously disclosed Standstill and Forbearance Agreements that the Company entered into, effective as of June 23, 2020 and as further amended, effective as of October 31, 2020 (collectively, the “Forbearance Agreements”). The Forbearance Extension Agreements extend the term of the Forbearance Agreements from January 31, 2021 to February 15, 2021. All other terms and conditions of the Forbearance Agreements remain unchanged and in full force and effect.

The foregoing description of the Forbearance Extension Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Forbearance Extension Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference into this Item 1.01. The Company has entered into a Forbearance Extension Agreement in the form attached hereto as Exhibit 10.1 with 23 holders of the Default Notes.

Extension of Theorem Settlement Notes

On January 31, 2021, the Company entered into an Amendment to Convertible Note (the “Theorem Note Amendments”) with each of Adam Kasower (“Kasower”), East Ventures, Inc., a British Virgin Islands company (“East Ventures”), SV Booth Investments III, LLC, a Delaware limited liability company (“SV Booth”), Clearview Ventures LLC ("Clearview") and Viva Venttures LLC (collectively with Kasower, East Ventures, Clearview and SV Booth, the “Theorem Note Holders”) with respect to the Convertible Notes Due January 31, 2021 (the “Theorem Settlement Notes”) payable to each of the Theorem Note Holders, in the aggregate principal amount of $1,210,839. The Theorem Note Amendments extend the maturity date of each of the Theorem Settlement Notes from January 31, 2021 to February 15, 2021. All other terms and conditions of the Theorem Settlement Notes remain unchanged and in full force and effect.

The foregoing description of the Theorem Note Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Theorem Note Amendment attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Form of Second Amendment and Extension of Standstill and Forbearance Agreement.
10.2	Form of Amendment to Convertible Note, dated as of January 31, 2021.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: February 1, 2021	By:	/s/ Michael Handelman
Michael Handelman
Chief Financial Officer